SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) May 6, 2003

                           NEWELL RUBBERMAID INC.
             (Exact Name of Registrant as Specified in Charter)

             Delaware                   1-9608           36-3514169
   (State or Other Jurisdiction       (Commission      (IRS Employer
       of Incorporation)              File Number)    Identification No.)


        Deerfield Corporate Centre One
         13010 Morris Road, Suite 100
             Alpharetta, Georgia                        30004
     (Address Principal Executive Offices)            (Zip Code)

     Registrant's telephone number, including area code: (770) 670-2232







   Item 5. Other Events.

           The opinion of Schiff Hardin & Waite filed herewith is incorporated by reference into the Company's Registration Statements on Form S-3 (Nos. 333-88050 and 333-103773).


   Item 7. Financial Statements, Pro Forma Financial Statements and
           Exhibits

           (c)     Exhibits.

                   (99)     Opinion of Schiff Hardin & Waite







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.


   Date:  May 6, 2003                 By:  /s/ Andrea L. Horne
                                           ------------------------------
                                               Andrea L. Horne
                                               Vice President - Corporate
                                               Development and Corporate
                                               Secretary







                                EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------

   99             Opinion of Schiff Hardin & Waite